UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

Saba Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650)-696-3840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Non-Employee Director Compensation Policy

On August 24, 2006, the Board of Directors (the “Board”) of Saba Software, Inc., a Delaware corporation (the “Company”), unanimously approved a change to the compensation policy for non-employee directors of the Board (the “Non-Employee Director Compensation Policy”), which had previously been approved by the Board on March 29, 2006. Effective August 24, 2006, a Board member who is not an employee of the Company is eligible to receive an annual grant of a stock option to purchase up to 10,000 shares of the Company’s common stock, except that if such option is the first option such Board member has received from the Company for his or her services as a Board member, then such option shall be for 20,000 shares of the Company’s common stock.

A summary of the Non-Employee Director Compensation Policy, as amended, is attached hereto as Exhibit 10.1.

Option Grant to Dow R. Wilson

On August 24, 2006, the Board unanimously approved a grant of an option (the “Option”) to purchase 20,000 shares of common stock of the Company, to Dow R. Wilson, a director of the Company elected to the Board on August 24, 2006, pursuant to the terms of the Company’s 2000 Stock Incentive Plan and in accordance with the Non-Employee Director Compensation Policy. The Option shall vest over four years, with 1/4 of the Option vesting on the first anniversary of the date of the grant of the Option, and with 1/48 of the Option vesting monthly thereafter. The exercise price of the Option is the amount equal to the Nasdaq Global Market closing price per share of common stock of the Company as August 24, 2006.

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Election of Directors.

On August 24, 2006, the Board elected Dow R. Wilson to the Board as a Class II Director. It has not been determined which Board committees, if any, Mr. Wilson will serve on.

A press release announcing the election of Mr. Wilson to the Board is furnished with this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective as of August 24, 2006, the Board amended the first sentence of Section 3.1 of the Amended and Restated Bylaws of the Company to increase the number of authorized directors constituting the Board from six (6) to seven (7) members.

A copy of the Amended and Restated Bylaws of the Company, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1	Amended and Restated Bylaws of the Company, as amended.

10.1	Summary of Non-Employee Director Compensation Policy

99.1	Press release dated August 28, 2006 announcing the election of Dow R. Wilson as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: August 28, 2006	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company, as amended.

10.1	Summary of Non-Employee Director Compensation Policy

99.1	Press release dated August 28, 2006 announcing the election of Dow R. Wilson as a director of the Company.